FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248
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THE ADAMS EXPRESS COMPANY
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(Exact name of registrant as specified in charter)

7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
The Adams Express Company
7 Saint Paul Street, Suite 1140
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: June 30, 2011

Item 1. Reports to Stockholders.

LETTER TO STOCKHOLDERS

We submit herewith the financial statements of The Adams Express Company (the “Company”) for the six months ended June 30, 2011. Also provided are a schedule of investments and other financial information.

Net assets of the Company at June 30, 2011 were $12.89 per share on 88,920,404 shares outstanding, compared with $12.65 per share at December 31, 2010 on 88,885,186 shares outstanding. On March 1, 2011, a distribution of $0.05 per share was paid, consisting of $0.02 from 2010 investment income, $0.01 from 2010 short-term capital gain, $0.01 from 2010 long-term capital gain, and $0.01 from 2011 investment income, all taxable in 2011. A 2011 investment income dividend of $0.05 per share was paid June 1, 2011, and another $0.05 per share investment income dividend has been declared to stockholders of record August 12, 2011, payable September 1, 2011.

Net investment income for the six months ended June 30, 2011 amounted to $6,322,814, compared with $6,008,733 for the same six month period in 2010. These earnings are equal to $0.07 per share in each period.

Net capital gain realized on investments for the six months ended June 30, 2011 amounted to $13,366,455, or $0.15 per share.

For the six months ended June 30, 2011, the total return on the net asset value (with dividends and capital gains reinvested) of the Company’s shares was 2.8%. The total return on the market value of the Company’s shares for the period was 4.8%. These compare to a 6.0% total return for the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) and a 5.2% total return for the Lipper Large-Cap Core Mutual Funds Average over the same time period.

For the twelve months ended June 30, 2011, the Company’s total return on net asset value was 25.8% and on market value was 29.4%. Comparable figures for the S&P 500 and the Lipper Large-Cap Core Mutual Funds Average were 30.7% and 28.6%, respectively.

For the twelve months ended June 30, 2011, the annual distribution rate (total dividends and capital gain distributions as a percentage of the average daily market price of the Company’s Common Stock) was 4.8%. The table on page 14 shows the annual distribution rate over the last ten years.

Current and potential stockholders can find information about the Company, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.adamsexpress.com. Also available on the website are a history of the Company, historical financial information, links for electronic delivery of stockholder reports, and other useful content.

By order of the Board of Directors,

Douglas G. Ober,

Chairman and

Chief Executive Officer

David D. Weaver,

President

July 14, 2011

PORTFOLIO REVIEW

June 30, 2011

(unaudited)

 Ten Largest Equity Portfolio Holdings

	Market Value	% of Net Assets
Petroleum & Resources Corp.*	$64,487,965	5.6%
Oracle Corp.	36,201,000	3.2
Apple Inc.	31,888,650	2.8
JPMorgan Chase & Co.	22,926,400	2.0
Pepsico, Inc.	21,129,000	1.8
McDonald’s Corp.	21,080,000	1.8
Chevron Corp.	20,568,000	1.8
Procter & Gamble Co.	20,024,550	1.8
Prudential Financial, Inc.	19,712,900	1.7
Walt Disney Co.	18,739,200	1.6

Total	$276,757,665	24.1%

*Non-controlled affiliate

Sector Weightings

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011

(unaudited)

Assets
Investments* at value:
Common stocks (cost $895,768,270)	$1,035,876,459
Non-controlled affiliate, Petroleum & Resources Corporation (cost $34,735,404)	64,487,965
Short-term investments (cost $43,471,600)	43,471,600
Securities lending collateral (cost $13,613,550)	13,613,550	$1,157,449,574
Cash		247,550
Investment securities sold		1,281,635
Dividends and interest receivable		925,505
Prepaid pension cost		1,688,547
Prepaid expenses and other assets		2,628,580
Total Assets		1,164,221,391
Liabilities
Investment securities purchased		209,097
Open written option contracts* at value (proceeds $442,714)		295,157
Obligations to return securities lending collateral		13,613,550
Accrued pension liabilities		2,972,304
Accrued expenses and other liabilities		634,731
Total Liabilities		17,724,839
Net Assets		$1,146,496,552
Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 88,920,404 shares (includes 125,445 restricted shares, 17,250 nonvested or deferred restricted stock units, and 11,105 deferred stock units) (note 6)		$88,920
Additional capital surplus		972,264,119
Accumulated other comprehensive income (note 5)		(1,915,636)
Undistributed net investment income		538,121
Undistributed net realized gain on investments		5,512,721
Unrealized appreciation on investments		170,008,307
Net Assets Applicable to Common Stock		$1,146,496,552
Net Asset Value Per Share of Common Stock		$12.89

* See Schedule of Investments on page 11 and Schedule of Outstanding Written Option Contracts on page 13.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2011

(unaudited)

Investment Income
Income:
Dividends:
From unaffiliated issuers	$8,848,737
From non-controlled affiliate	328,016
Interest and other income	174,472
Total income	9,351,225
Expenses:
Investment research	1,184,370
Administration and operations	745,522
Directors’ fees	232,808
Reports and stockholder communications	161,971
Transfer agent, registrar, and custodian	148,355
Investment data services	129,492
Travel, training, and other office expenses	124,028
Occupancy	79,147
Audit and accounting services	68,212
Insurance	53,060
Legal services	27,814
Other	73,632
Total expenses	3,028,411
Net Investment Income	6,322,814
Change in Accumulated Other Comprehensive Income (note 5)	120,486
Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	12,357,924
Net realized gain distributed by regulated investment company (non-controlled affiliate)	109,339
Net realized gain on written option contracts	899,192
Change in unrealized appreciation on securities	10,771,657
Change in unrealized appreciation on written option contracts	14,960
Net Gain on Investments	24,153,072
Change in Net Assets Resulting from Operations	$30,596,372

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(unaudited) Six Months Ended June 30, 2011	Year Ended December 31, 2010
From Operations:
Net investment income	$6,322,814	$13,366,543
Net realized gain on investments	13,366,455	30,884,988
Change in unrealized appreciation on investments	10,786,617	64,513,706
Change in accumulated other comprehensive income (note 5)	120,486	171,005
Change in net assets resulting from operations	30,596,372	108,936,242
Distributions to Stockholders from:
Net investment income	(7,110,808)	(12,238,096)
Net realized gain from investment transactions	(1,773,253)	(32,345,159)
Decrease in net assets from distributions	(8,884,061)	(44,583,255)
From Capital Share Transactions:
Value of shares issued in payment of distributions (note 4)	7,922	15,216,156
Cost of shares purchased (note 4)	—	(287,751)
Deferred compensation (notes 4, 6)	104,353	363,235
Increase in net assets from capital share transactions	112,275	15,291,640
Total Increase in Net Assets	21,824,586	79,644,627

Net Assets:
Beginning of period	1,124,671,966	1,045,027,339
End of period (including undistributed net investment income of $538,121 and $1,326,115, respectively)	$1,146,496,552	$1,124,671,966

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Significant Accounting Policies

The Adams Express Company (the “Company”) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company is an internally-managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Company management. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Company ultimately realizes upon sale of the securities.

Affiliated Companies — Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income — Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation — The Company’s investments are reported at fair value as defined under accounting principles general accepted in the United States of America. Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options and money market funds) are valued at amortized cost, which approximates fair value. Purchased and written options are valued at the last quoted bid and asked price, respectively. Money market funds are valued at net asset value on the day of valuation.

Various inputs are used to determine the fair value of the Company’s investments. These inputs are summarized in the following three levels:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3 — fair value is determined using the Company’s own assumptions, developed based on the best information available in the circumstances.

The Company’s investments at June 30, 2011 were classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$1,100,364,424	$—	$—	$1,100,364,424
Short-term investments	40,000	43,431,600	—	43,471,600
Securities lending collateral	13,613,550	—	—	13,613,550
Total investments	$1,114,017,974	$43,431,600	$—	$1,157,449,574
Written options	$(295,157)	$—	$—	$(295,157)

There were no transfers into or from Level 1 or Level 2 during the six months ended June 30, 2011.

2. Federal Income Taxes

No federal income tax provision is required since the Company’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to its stockholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense. As of June 30, 2011, the identified cost of securities for federal income tax purposes was $992,603,065, and net unrealized appreciation aggregated $164,846,509, consisting of gross unrealized appreciation of $267,324,447 and gross unrealized depreciation of $(102,477,938).

Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Such differences are primarily related to the Company’s retirement plans, equity-based compensation, and loss deferrals for wash sales. Differences that are permanent are periodically reclassified in the capital accounts of the Company’s financial statements and have no impact on net assets.

3. Investment Transactions

The Company’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff. Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 2011 were $110,390,342 and $112,842,300, respectively.

The Company is subject to changes in the value of equity securities held (“equity price risk”) in the normal course of pursuing its investment objectives. The Company may purchase and write option contracts to increase or decrease its equity price risk exposure or may write option contracts to generate additional income. Option contracts generally entail risks associated with counterparty credit, illiquidity, and unfavorable equity price movements. The Company has mitigated counterparty credit and illiquidity risks by trading its options through an exchange. The risk of unfavorable equity price movements is limited for purchased options to the premium paid and for written options by writing only covered call or collateralized put option contracts, which require the Company to segregate certain securities or cash at its custodian when the option is written. A schedule of outstanding written option contracts as of June 30, 2011 can be found on page 13.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

When the Company writes (purchases) an option, an amount equal to the premium received (paid) by the Company is recorded as a liability (asset) and is subsequently marked to market daily in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Premiums received (paid) from unexercised options are treated as realized gains (losses) on the expiration date. Upon the exercise of written put (purchased call) option contracts, premiums received (paid) are deducted from (added to) the cost basis of the underlying securities purchased. Upon the exercise of written call (purchased put) option contracts, premiums received (paid) are added to (deducted from) the proceeds from the sale of underlying securities in determining realized gain or loss.

Transactions in written covered call and collateralized put options during the six months ended June 30, 2011 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2010	142	$14,334	442	$152,563
Options written	4,427	596,859	4,058	717,571
Options terminated in closing purchase transactions	(300)	(32,991)	—	—
Options expired	(3,075)	(412,664)	(2,228)	(473,388)
Options exercised	(25)	(1,238)	(500)	(118,332)
Options outstanding, June 30, 2011	1,169	$164,300	1,772	$278,414

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares, $0.001 par value.

During 2011, 711 shares of Common Stock were issued at a weighted average price of $11.09 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

On December 27, 2010, the Company issued 1,455,912 shares of its Common Stock at a price of $10.445 per share (the average market price on December 8, 2010) to stockholders of record on November 19, 2010 who elected to take stock in payment of the distribution from 2010 capital gain and investment income. During 2010, 883 shares were issued at a weighted average price of $10.30 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Income Compensation Plan.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2011 and 2010 were as follows:

	Shares		Amount
	Six months ended June 30, 2011	Year ended December 31, 2010	Six months ended June 30, 2011	Year ended December 31, 2010
Shares issued in payment of distributions	711	1,456,795	$7,922	$15,216,156
Shares purchased (at a weighted average discount from net asset value of 15.6%)	—	(28,300)	—	(287,751)
Net activity under the 2005 Equity Incentive Compensation Plan	34,507	41,498	104,353	363,235
Net change	35,218	1,469,993	$112,275	$15,291,640

5. Retirement Plans

The Company’s non-contributory qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Company has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Both plans were frozen as of October 1, 2009. Benefits are based on length of service and compensation during the last five years of employment through September 30, 2009, with no additional benefits being accrued beyond that date.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur and are subsequently amortized into net periodic pension cost.

The Company’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Company deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Company made contributions of $177,664 to the plans during the six months ended June 30, 2011, and anticipates making additional contributions of up to $300,000 over the remainder of 2011.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Items impacting the Company’s earnings were:

	Six months ended June 30, 2011	Year ended December 31, 2010
Components of net periodic pension cost
Interest cost	$194,990	$416,835
Expected return on plan assets	(218,455)	(450,684)
Net loss component	95,547	182,378
Net periodic pension cost	$72,082	$148,529
	Six months ended June 30, 2011	Year ended December 31, 2010
Changes recognized in accumulated other comprehensive income
Net gain/(loss)	$24,940	$(11,373)
Amortization of net loss	95,546	182,378
Change in accumulated other comprehensive income	$120,486	$171,005

The Company also sponsors qualified and nonqualified defined contribution plans. The Company expensed contributions to the plans in the amount of $169,373 for the six months ended June 30, 2011. The Company does not provide postretirement medical benefits.

6. Equity-Based Compensation

The Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan. Unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years, however, remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Company during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of June 30, 2011, and changes during the six month period then ended, is presented below:

	Options	Weighted- Average Exercise Price		Weighted- Average Remaining Life (Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2010	43,729	$10.74		0.74
Expired or cancelled	(11,902)	14.70		—
Outstanding at June 30, 2011	31,827	$9.24	*	0.50	$59,748
Exercisable at June 30, 2011	24,856	$9.18		0.50	$48,603

*	Exercise prices range from $8.70 to $9.42.

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the six months ended June 30, 2011 was $14,215.

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting and re-approved at the 2010 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 3,413,131 shares of the Company’s Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. Payment of awards may be deferred, if elected. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards were granted at fair market value on grant date. The number of shares of Common Stock which remains available for future grants under the 2005 Plan at June 30, 2011 is 3,147,182 shares.

A summary of the status of the Company’s awards granted under the 2005 Plan as of June 30, 2011, and changes during the six month period then ended, is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2010	138,638	$10.49
Granted:
Restricted stock	40,189	11.06
Restricted stock units	6,750	11.19
Deferred stock units	881	11.16
Vested & issued	(27,884)	12.93
Forfeited	(4,774)	13.18
Balance at June 30, 2011 (includes 124,965 performance-based awards and 28,835 nonperformance-based awards)	153,800	$10.02

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the period ended June 30, 2011 were $149,987. The total compensation costs for restricted

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

stock units granted to non-employee directors for the period ended June 30, 2011 were $36,921. As of June 30, 2011, there were total unrecognized compensation costs of $702,983, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.88 years. The total fair value of shares and units vested and issued during the six month period ended June 30, 2011 was $303,507.

7. Officer and Director Compensation

The aggregate remuneration paid during the six months ended June 30, 2011 to officers and directors amounted to $1,594,788, of which $234,718 was paid to directors who were not officers. These amounts represent the taxable income to the Company’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8. Portfolio Securities Loaned

The Company makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Company on the next business day. Cash deposits are placed in a registered money market fund. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At June 30, 2011, the Company had securities on loan of $13,483,540 and held cash collateral of $13,613,550; additional collateral was delivered the next business day in accordance with the procedure described above. The Company is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

9. Operating Lease Commitment

The Company leases office space and equipment under operating lease agreements expiring at various dates through the year 2016. Petroleum & Resources Corporation, the Company’s non-controlled affiliate, shares in the rental payments, based on a predetermined cost sharing methodology. The Company recognized rental expense of $71,341 in the first half of 2011, and its estimated portion of future minimum rental commitments are as follows:

2011	$74,699
2012	146,580
2013	144,637
2014	145,086
2015	145,345
2016	69,685
Total	$726,032

FINANCIAL HIGHLIGHTS

	(unaudited) Six Months Ended				Year Ended December 31
	June 30, 2011		June 30, 2010		2010	2009		2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$12.65		$11.95		$11.95	$9.61		$15.72	$15.86	$14.71

Net investment income	0.07		0.07		0.15	0.13		0.25	0.30*	0.23

Net realized gains and increase (decrease) in unrealized appreciation	0.27		(1.17)		1.10	2.64		(5.68)	0.61	1.86

Change in accumulated other comprehensive income (note 5)	—		—		—	0.04		(0.05)	—	(0.02)

Total from investment operations	0.34		(1.10)		1.25	2.81		(5.48)	0.91	2.07

Less distributions

Dividends from net investment income	(0.08)		(0.07)		(0.14)	(0.15)		(0.26)	(0.32)	(0.23)

Distributions from net realized gains	(0.02)		(0.03)		(0.37)	(0.30)		(0.38)	(0.71)	(0.67)

Total distributions	(0.10)		(0.10)		(0.51)	(0.45)		(0.64)	(1.03)	(0.90)

Capital share repurchases	—		—		—	0.02		0.05	0.04	0.04

Reinvestment of distributions	—		—		(0.04)	(0.04)		(0.04)	(0.06)	(0.06)

Total capital share transactions	—		—		(0.04)	(0.02)		0.01	(0.02)	(0.02)

Net asset value, end of period	$12.89		$10.75		$12.65	$11.95		$9.61	$15.72	$15.86

Market price, end of period	$11.14		$9.03		$10.72	$10.10		$8.03	$14.12	$13.87

Total Investment Return

Based on market price	4.8%		(9.7)%		11.5%	32.1%		(38.9)%	9.4%	17.9%

Based on net asset value	2.8%		(9.1)%		11.2%	30.6%		(34.4)%	6.5%	15.0%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$1,146,497		$939,671		$1,124,672	$1,045,027		$840,012	$1,378,480	$1,377,418

Ratio of expenses to average net assets	0.52%	†	0.58%	†	0.58%	0.90%	††	0.48%	0.44%	0.50%

Ratio of net investment income to average net assets	1.09%	†	1.16%	†	1.29%	1.30%	††	1.82%	1.82%	1.50%

Portfolio turnover	9.76%		8.06%		16.15%	15.05%		18.09%	10.46%	10.87%

Number of shares outstanding at end of period (in 000’s)	88,920		87,428		88,885	87,415		87,406	87,669	86,838

*	In 2007, the Company received $5,100,000, or $0.06 per share, in a special cash dividend from Dean Foods Co., of which $2,295,000, or $0.03 per share, was considered a taxable dividend.
†	Ratios presented on an annualized basis.
††	For 2009, the ratios of expenses and net investment income to average net assets were 0.76% and 1.44%, respectively, after adjusting for non-recurring pension expenses.

SCHEDULE OF INVESTMENTS

June 30, 2011

(unaudited)

	Shares	Value (A)
Stocks — 96.0%

Consumer — 19.2%
Consumer Discretionary — 9.5%
Columbia Sportswear Co. (B)	200,000	$12,680,000
Lowe’s Companies, Inc.	600,000	13,986,000
Marriott International Inc. (Class A)	300,000	10,647,000
McDonald’s Corp. (F)	250,000	21,080,000
Newell Rubbermaid Inc.	400,000	6,312,000
Ryland Group, Inc.	613,500	10,141,155
Target Corp.	320,000	15,011,200
Walt Disney Co.	480,000	18,739,200

		108,596,555

Consumer Staples — 9.7%
Avon Products, Inc.	329,600	9,228,800
Bunge Ltd.	155,000	10,687,250
Coca-Cola Co.	225,000	15,140,250
CVS/Caremark Corp.	295,000	11,086,100
PepsiCo, Inc. (G)	300,000	21,129,000
Procter & Gamble Co.	315,000	20,024,550
Safeway Inc.	340,000	7,945,799
Unilever plc ADR	500,000	16,195,000

		111,436,749

Energy — 12.3%
Chevron Corp.	200,000	20,568,000
CONSOL Energy Inc.	73,700	3,572,976
Exxon Mobil Corp. (G)	215,000	17,496,700
Halliburton Co.	150,000	7,650,000
National Oilwell Varco, Inc.	100,000	7,821,000
Peabody Energy Corp.	28,400	1,673,044
Petroleum & Resources Corporation (D)	2,186,774	64,487,965
Spectra Energy Corp.	405,780	11,122,430
Transocean Ltd. (C)	95,000	6,133,200

		140,525,315

Financials — 13.1%
Banks — 3.0%
PNC Financial Services Group, Inc.	270,000	16,094,700
Wells Fargo & Co.	635,000	17,818,100

		33,912,800

Diversified Financials — 8.4%
American Express Co.	350,000	18,095,000
Bank of America Corp.	1,385,000	15,179,600
Bank of New York Mellon Corp.	403,775	10,344,716
JPMorgan Chase & Co.	560,000	22,926,400
Morgan Stanley	400,000	9,204,000
State Street Corp.	193,000	8,702,370
T. Rowe Price Group, Inc.	200,000	12,068,000

		96,520,086

Insurance — 1.7%
Prudential Financial, Inc.	310,000	19,712,900

	Shares	Value (A)
Health Care — 12.9%
Abbott Laboratories	210,000	$11,050,200
Bristol-Myers Squibb Co. (B)	159,061	4,606,407
Celgene Corp. (C)	161,700	9,753,744
Gilead Sciences, Inc. (C)	250,000	10,352,500
Hospira, Inc. (C)	175,000	9,915,500
Johnson & Johnson	255,000	16,962,600
Life Technologies Corp. (C) (F)	200,000	10,414,000
Medtronic, Inc. (F)	350,000	13,485,500
Pfizer Inc.	800,000	16,480,000
Senomyx, Inc. (C)	1,284,400	6,601,816
Teva Pharmaceutical Industries Ltd. ADR	330,000	15,912,600
UnitedHealth Group Inc.	247,500	12,766,050
Zimmer Holdings, Inc. (C)	150,000	9,480,000

		147,780,917

Industrials — 10.5%
Caterpillar Inc.	140,000	14,904,400
Curtiss-Wright Corp.	320,000	10,358,400
Emerson Electric Co.	200,000	11,250,000
FedEx Corp.	115,000	10,907,750
General Electric Co.	708,000	13,352,880
Goodrich Corp.	125,000	11,937,500
Masco Corp.	825,000	9,924,750
Norfolk Southern Corp.	200,000	14,986,000
Spirit AeroSystems Holdings, Inc. (Class A) (C)	500,000	11,000,000
United Technologies Corp.	130,000	11,506,300

		120,127,980

Information Technology — 19.9%
Semiconductors — 2.2%
Broadcom Corp. (C)	200,000	6,728,000
Intel Corp.	840,000	18,614,400

		25,342,400

Software & Services — 8.4%
Automatic Data Processing, Inc.	300,000	15,804,000
Cognizant Technology Solutions Group (Class A) (C)	150,000	11,001,000
Google Inc. (Class A) (C)	30,000	15,191,400
Microsoft Corp.	700,000	18,200,000
Oracle Corp.	1,100,000	36,201,000

		96,397,400

Technology Hardware & Equipment — 9.3%
ADTRAN, Inc.	318,400	12,325,264
Apple Inc. (C)	95,000	31,888,650
Cisco Systems, Inc.	850,000	13,268,500
F5 Networks, Inc. (C) (F)	50,000	5,512,500
Hewlett-Packard Co.	300,000	10,920,000
NetApp, Inc. (C)	300,000	15,834,000
QUALCOMM Inc.	300,000	17,037,000

		106,785,914

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2011

(unaudited)

	Principal/ Shares	Value (A)
Materials — 6.1%
Air Products and Chemicals, Inc.	35,000	$3,345,300
CF Industries Holdings, Inc. (F)	35,031	4,962,842
Cliffs Natural Resources Inc. (F)	120,000	11,094,000
Dow Chemical Co.	400,000	14,400,000
Freeport-McMoRan Copper & Gold Inc.	253,000	13,383,700
Potash Corporation of Saskatchewan Inc. (F)	173,400	9,882,066
Praxair, Inc.	75,000	8,129,250
Teck Resources Ltd. (Class B)	100,000	5,074,000

		70,271,158

Utilities — 2.0%
MDU Resources Group, Inc.	473,100	10,644,750
Northeast Utilities	350,000	12,309,500

		22,954,250

Total Common Stocks (Cost $930,503,674)		1,100,364,424

Short-Term Investments — 3.8%
Time Deposits — 3.1%
Citibank, 0.03%, due 7/1/11	$15,405,338	15,405,338
M&T Bank, 0.90%	$20,026,528	20,026,528

		35,431,866

Commercial Paper — 0.7%
Toyota Credit de Puerto Rico, 0.12%, due 7/11/11	$8,000,000	7,999,734

	Shares	Value (A)
Money Market Funds — 0.0%
Fidelity Institutional Money Market - Government Portfolio, 0.01% (E)	10,000	$10,000
RBC U.S. Government Money Market (Institutional Class I), 0.01% (E)	10,000	10,000
Vanguard Federal Money Market, 0.01% (E)	10,000	10,000
Western Asset Institutional Government Reserves (Institutional Class), 0.02% (E)	10,000	10,000

		40,000

Total Short-Term Investments (Cost $43,471,600)		43,471,600

Securities Lending Collateral — 1.2% (Cost $13,613,550)
Money Market Funds — 1.2%
Invesco Short-Term Investment Trust - Liquid Assets Portfolio (Institutional Class), 0.08% (E)	13,613,550	13,613,550

Total Investments — 101.0% (Cost $987,588,824)		1,157,449,574

Cash, receivables, prepaid expenses and other assets, less liabilities — (1.0)%		(10,953,022

Net Assets — 100.0%		$1,146,496,552

Notes:

(A)	Securities are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.
(B)	A portion of shares held are on loan. See note 8 to financial statements.
(C)	Presently non-dividend paying.
(D)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(F)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $9,581,235.
(G)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $13,912,000.

This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

SCHEDULE OF OUTSTANDING WRITTEN OPTION CONTRACTS

June 30, 2011

(unaudited)

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date		Value

COVERED CALLS
33	CF Industries Holdings, Inc.	$ 185	Aug	11	$(891)
100	CF Industries Holdings, Inc.	200	Nov	11	(11,700)
260	Cliffs Natural Resources Inc.	110	Oct	11	(46,800)
200	F5 Networks, Inc.	140	Oct	11	(47,000)
200	Life Technologies Corp.	60	Aug	11	(7,000)
100	McDonald’s Corp.	85	Sep	11	(17,600)
200	Medtronic, Inc.	46	Aug	11	(800)
76	Potash Corporation of Saskatchewan Inc.	70	Sep	11	(1,976)

1,169					(133,767)

COLLATERALIZED PUTS
100	CF Industries Holdings, Inc.	130	Jul	11	(9,800)
85	CF Industries Holdings, Inc.	125	Aug	11	(27,625)
100	CF Industries Holdings, Inc.	130	Aug	11	(45,500)
100	Caterpillar Inc.	85	Aug	11	(4,000)
200	Celgene Corp.	50	Oct	11	(15,000)
300	Cognizant Technology Solutions Group (Class A)	70	Jul	11	(21,000)
100	F5 Networks, Inc.	92.50	Jul	11	(2,500)
150	F5 Networks, Inc.	80	Aug	11	(9,750)
100	FedEx Corp.	80	Jul	11	(800)
100	PNC Financial Services Group, Inc.	55	Jul	11	(1,200)
200	PNC Financial Services Group, Inc.	52.50	Aug	11	(8,200)
40	Peabody Energy Corp.	52.50	Jul	11	(680)
40	Peabody Energy Corp.	57.50	Jul	11	(3,560)
157	Praxair, Inc.	85	Oct	11	(11,775)

1,772					(161,390)

					$(295,157)

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended June 30, 2011

(unaudited)

	Shares
	Additions	Reductions	Held June 30, 2011
ADTRAN, Inc.	50,000		318,400
Air Products and Chemicals, Inc.	35,000		35,000
Apple Inc.	8,000		95,000
Avon Products, Inc.	25,000		329,600
Cognizant Technology Solutions Group (Class A)	150,000		150,000
F5 Networks, Inc.	50,000		50,000
Freeport-McMoRan Copper & Gold Inc.	10,000		253,000
Marriott International Inc. (Class A)	300,000		300,000
National Oilwell Varco, Inc.	50,000		100,000
Peabody Energy Corp.	28,400		28,400
Potash Corporation of Saskatchewan Inc.	3,750		173,400
Abbott Laboratories		100,000	210,000
Bunge Ltd.		25,000	155,000
Curtiss-Wright Corp.		40,000	320,000
General Electric Co.		350,000	708,000
MDU Resources Group, Inc.		39,000	473,100
Mead Johnson Nutrition Co.		117,383	—
Microsoft Corp.		480,000	700,000
Oshkosh Corp.		380,000	—
PepsiCo, Inc.		60,000	300,000
Praxair, Inc.		34,292	75,000
Safeway Inc.		50,000	340,000
Transocean Ltd.		10,000	95,000
Unilever plc ADR		73,400	500,000
UnitedHealth Group Inc.		2,500	247,500
United Technologies Inc.		70,000	130,000

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value Of Net Assets	Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Dividends From Investment Income Per Share		Distributions From Net Realized Gains Per Share		Total Dividends and Distributions Per Share		Annual Distribution Rate*
2001	$1,368,366,316	85,233,262	$16.05	$14.22	$.26		$1.39		$1.65		9.4%
2002	1,024,810,092	84,536,250	12.12	10.57	.19		.57		.76		6.1
2003	1,218,862,456	84,886,412	14.36	12.41	.17		.61		.78		6.8
2004	1,295,548,900	86,135,292	15.04	13.12	.24		.66		.90		7.1
2005	1,266,728,652	86,099,607	14.71	12.55	.22		.64		.86		6.7
2006	1,377,418,310	86,838,223	15.86	13.87	.23		.67		.90		6.8
2007	1,378,479,527	87,668,847	15.72	14.12	.32		.71		1.03		7.2
2008	840,012,143	87,406,443	9.61	8.03	.26		.38		.64		5.6
2009	1,045,027,339	87,415,193	11.95	10.10	.15		.30		.45		5.2
2010	1,124,671,966	88,885,186	12.65	10.72	.14		.37		.51		5.1
June 30, 2011	1,146,496,552	88,920,404	12.89	11.14	.13	†	.02	†	.15	†	—

*	The annual distribution rate is the total dividends and capital gain distributions during the year divided by the average daily market price of the Company’s Common Stock.
†	Paid or declared.

OTHER INFORMATION

Dividend Payment Schedule

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November. Stockholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Stockholders, the Company also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also posts a link to its Forms N-Q on its website at www.adamsexpress.com under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

Proxy Voting Policies and Record

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and the Company’s proxy voting record for the 12-month period ended June 30, 2011 are available (i) without charge, upon request, by calling the Company’s toll free number at (800) 638-2479; (ii) on the Company’s website at www.adamsexpress.com under the headings “About Adams Express” and “Corporate Information”; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Privacy Policy

In order to conduct its business, the Company, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

The Company

The Adams Express Company

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900            (800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(877) 260-8188

Website: www.amstock.com

E-mail: info@amstock.com

THE ADAMS EXPRESS COMPANY

Board of Directors

Enrique R. Arzac [2,3]	Roger W. Gale [2,4]
Phyllis O. Bonanno [3,4]	Thomas H. Lenagh [2,4]
Kenneth J. Dale [2,4]	Kathleen T. McGahran [1,3,5]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [1,4,5]	Craig R. Smith [1,3],5
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober, CFA	Chairman and Chief Executive Officer
David D. Weaver, CFA	President
Nancy J. F. Prue, CFA	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Richard A. Church	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
D. Cotton Swindell, CFA	Vice President—Research
Brian S. Hook, CFA, CPA	Treasurer
Christine M. Sloan, CPA	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (6/30/11)	$11.14
Net Asset Value (6/30/11)	$12.89
Discount:	13.6%

New York Stock Exchange ticker symbol: ADX

NASDAQ Quotation Symbol for NAV: XADEX

Distributions in 2011

From Investment Income (paid or declared)	$0.13
From Net Realized Gains	0.02

Total	$0.15

2011 Dividend Payment Dates

March 1, 2011

June 1, 2011

September 1, 2011

December 27, 2011*

*Anticipated

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the report to stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Item not applicable to semi-annual report.

(b) There has been no change in any of the portfolio managers identified in registrant's most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	------------------------		------------------------	------------------------		------------------------
January 2011	0		$0.00	0		4,371,484
February 2011	0		$0.00	0		4,371,484
March 2011	0		$0.00	0		4,371,484
April 2011	0		$0.00	0		4,371,484
May 2011	0		$0.00	0		4,371,484
June 2011	0		$0.00	0		4,371,484	(2)
	---------------------		---------------------	---------------------
Total	0	(1)	$0.00	0	(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a) The Plan was announced on December 9, 2010.

(2.b) The share amount approved in 2010 was 5% of outstanding shares, or 4,371,484 shares.

(2.c) Unless reapproved, the Plan will expire on December 31, 2011.

(2.d) None.

(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K
(17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the
Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable. See registrant's response to Item 2 above.
	(2)

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: Not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Adams Express Company

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date:	July 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date:	July 22, 2011

By:	/s/ Brian S. Hook
Brian S. Hook
Treasurer
(Principal Financial Officer)

Date:	July 22, 2011